Summary Prospectus    January 27, 2023

Regnan Global Equity Impact Solutions

Class	/ Ticker	Institutional Shares	REGIX	Advisor Shares	(Not currently offered)	Investor Shares	(Not currently offered)	Class Z Shares	(Not currently offered)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 27, 2023, as revised from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://www.johcm.com/us/how-to-invest/222/prospectus-sai, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 866-260-9549 or 312-557-5913. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 866-260-9549 or 312-557-5913 or by contacting your financial intermediary.

Investment Objective

The investment objective of Regnan Global Equity Impact Solutions (the “Fund”) is to seek to achieve long-term capital appreciation by investing in companies that contribute solutions to addressing the world’s major social and environmental challenges.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		Advisor Shares		Investor Shares		Class Z Shares
Management Fee	0.75%		0.75%		0.75%		0.75%
Distribution (Rule 12b-1) Fees	None		0.10%		0.25%		None
Other Expenses	3.28%		3.28%		3.28%		3.28%
Total Annual Fund Operating Expenses	4.03%		4.13%		4.28%		4.03%
Fee Waivers and Reimbursements[1]	(3.14%	)	(3.14%	)	(3.14%	)	(3.14%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.89%		0.99%		1.14%		0.89%
[1]

JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.89%, 0.99%, 1.14%, and 0.89% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$91	$938	$1,802	$4,036
Advisor Shares	$101	$968	$1,849	$4,122
Investor Shares	$116	$1,012	$1,920	$4,249
Class Z Shares	$91	$938	$1,802	$4,036

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

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when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recently completed fiscal year, the Fund’s portfolio turnover rate was 49.28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a high-conviction global equity portfolio of companies the portfolio managers believe have the potential to contribute solutions to the world’s major social and environmental challenges. The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that the portfolio managers believe satisfy their criteria for positive social or environmental impact. The Adviser measures this impact by applying the Regnan Taxonomy, as described below, in conjunction with a proprietary impact assessment, by the portfolio managers. This impact assessment is based upon qualitative and quantitative assessment, including the measurement of the activities that currently constitute, or that the portfolio managers expect over the long term will constitute, a significant portion (i.e., at least 30%) of a company’s business (using metrics that may include, without limitation, any of the following: revenues, earnings, capital expenditures, research and development investment, or book value). The Fund gains exposure to equity securities either directly or indirectly, through equity-linked instruments such as participatory notes or index exchange-traded funds (“ETFs”), and may invest in preferred stocks.

Under normal market conditions, the Fund will invest at least 40% of its assets in companies located in countries other than the U.S., including developing, frontier market or emerging market countries. Notwithstanding, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund’s performance benchmark (currently the MSCI ACWI Investable Market Index) drops below 45%, in which case the Fund’s minimum level for investments in non-U.S. securities must remain within 5% of the benchmark’s weighting. Under normal circumstances, the Fund expects to invest in a range of countries, typically at least 10 different countries. While the Fund may invest in companies of any size, the portfolio managers investment approach will typically result in a bias toward investment in small and mid-capitalization companies, including initial public offerings (“IPOs”). The Fund’s high-conviction investment approach may result in the Fund having significant exposure to one or a handful of economic sectors, however the Fund will not concentrate its investments in a particular industry.

The Fund’s investment strategy is built on the belief that companies that undertake to solve the challenges increasingly faced by the environment and society are well-positioned for growth in the future, particularly where the need for a solution to a particular challenge remains largely unmet. The portfolio managers believe that these underserved environmental and societal needs will result in demand for a product or service that is scarcely available, so companies that are able to fulfill these needs should therefore be rewarded with revenue growth over time, as the size of the market into which they sell their core products or services grows. The portfolio managers believe that this is particularly true if a company’s solution uses a degree of technological ingenuity or a differentiated approach. The portfolio managers seek to invest in companies that sell products or services that are at the early stages of their adoption, as the economic value of such products and services tends, in the portfolio managers’ view, to be underestimated by the market. The stage at which the portfolio managers choose to invest may vary by industry or by product, although in each case, the portfolio managers generally intend to invest before a company’s full value is recognized by the broader market.

For purposes of establishing the Fund’s investment universe, the portfolio managers make use of a proprietary research framework, referred to as the Regnan Taxonomy, in an effort to gain exposure to truly mission-driven companies that are able to drive additional positive impacts through the sale of an innovative solution to a particular environmental or social problem. In identifying investment opportunities, the Regnan Taxonomy seeks to: (i) understand and identify the underlying environmental and social problems which need to be addressed; (ii) identify the products and services that contribute to finding solutions to these problems; and (iii) identify suitable companies that are selling these products and services. In identifying the underlying environmental and social problems to be addressed, the Regnan Taxonomy draws on the targets that underlie the 17 United Nations Sustainable Development Goals (the “UN SDGs”). The UN SDGs may change over time, and the Regnan Taxonomy may also incorporate other goals linked to other sustainability frameworks as determined by the Adviser. The Regnan Taxonomy uses proprietary research to determine which companies derive a significant portion of their revenue from producing the products and services that contribute to finding solutions to these problems.

Once the investment universe is established, the portfolio managers undertake qualitative analyses of potential candidates, including a fundamental business analysis and an extensive impact assessment that seeks to evaluate companies’ potential to drive a positive impact in the future. Following the impact assessment, the portfolio managers then undertake a comprehensive value analysis and a risk assessment. The value analysis looks at the value that each holding is expected to generate and whether the value is distributed equitably to all stakeholders. The risk assessment seeks to identify the key risks that could potentially derail the company, what kinds and levels of risks are acceptable, how the risks can be monitored, and whether the company could be encouraged to address the risks through engagement with the Fund.

The intended outcome of the investment process is a portfolio that will typically consist of between 25 and 50 companies. The portfolio managers select companies without regard to the Fund’s performance benchmark and expects to depart significantly from the holdings and weightings in that benchmark. The portfolio managers add issuers to the Fund’s portfolio typically with the intention of holding the securities for longer periods (typically at least 5 years), which is expected to result in a relatively low portfolio turnover rate that aligns with the Fund’s long-term investment outlook. Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may do so at any time.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

Impact Investing Risk.  The Fund intends to invest its assets in companies that meet its impact investing criteria pursuant to the Regnan Taxonomy. This may affect the Fund’s exposure to certain companies or industries and the Fund will forego certain investment

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opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on expected environmental or societal impact outcomes. The portfolio managers seek to identify companies that they believe may have a positive environmental or societal impact outcome, but may not be successful in assessing and identifying companies that have or will have a positive environmental or societal impact outcomes. Successful application of the Fund’s impact investing strategy will depend on its portfolio managers’ ability to identify and analyze a company’s impact, and there can be no assurance that the strategy or techniques employed will be successful. Further, investors may differ in their views of what constitutes positive or negative environmental or societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Focused Investment Risk.  Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.

Small-Cap and Mid-Cap Company Risk.  The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, may sell products or services that are at the early stages of their adoption, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.

Non-U.S. Securities Risk.  Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Currency Risk.  Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

Derivatives Risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Emerging Markets Risk.  In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

Equity-Linked Instruments Risk.  There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

Growth Investing Risk.  The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Hedging Risk.  Hedging is a strategy in which the Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

IPO Risk.  The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Limited History of Operations.  The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Long-Term Investment Strategy Risk.  The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s

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portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Participatory Notes Risk.  P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Regulatory Risk.  Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Value Investing Risk.  Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

Performance Information

The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	10/01/2022 – 12/31/2022	12.86%
Worst quarter:	04/01/2022 – 06/30/2022	(17.60%	)

*	The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2022 was 12.86%.

Average Annual Total Returns – for the Periods Ended December 31, 2022

	1 Year		Since Inception^
Institutional Shares – Before Taxes	(25.04%	)	(22.51%	)
Institutional Shares – After Taxes on Distributions	(24.99%	)	(22.47%	)
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	(14.75%	)	(16.91%	)
MSCI ACWI Investable Market Index (reflects no deductions for fees or expenses)*	(18.40%	)	(11.67%	)

^	The Institutional Shares of the Fund commenced operations on August 23, 2021.
*	Index returns shown are net of withholding taxes.

Portfolio Management

Investment Adviser

The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).

Portfolio Managers

Mohsin Ahmad, CFA

Senior Fund Manager

Length of Service: Since 2021 (inception)

Tim Crockford

Senior Fund Manager

Length of Service: Since 2021 (inception)

Buying and Selling Fund Shares

Minimum Initial Investment

Institutional $1,000,000

Advisor No minimum

Investor No minimum

Class Z $10,000,000

There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

To Buy or Sell Shares:

JOHCM Funds Trust

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free) or 312-557-5913

You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The

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Adviser and JOHCM Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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